The Investment Company of America® Statement of Additional Information Supplement June 24, 2015 (for statement of additional information dated March 1, 2015)

The table under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section of the statement of additional information is amended in its entirety to read as follows:

Portfolio manager[1]	Dollar range of fund shares owned[2]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[3]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[4]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[5]
James B. Lovelace	Over $1,000,000	6	$184.5	None		None
Donald D. O’Neal	Over $1,000,000	2	$168.0	1	$0.43	None
Christopher D. Buchbinder	$500,001 – $1,000,000	1	$7.3	1	$0.06	None
Joyce E. Gordon	Over $1,000,000	3	$218.9	None		None
Barry S. Crosthwaite	$500,001 – $1,000,000	2	$186.9	2	$0.49	None
Eric S. Richter	$500,001 – $1,000,000	3	$136.8	1	$0.43	None
[1]	Bradley J. Vogt was named as a portfolio manager of the fund on May 1, 2015. He owned shares of the fund valued at over $1,000,000 on May 31, 2015.
[2]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
[3]	Indicates RIC(s) for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s) and are not the total assets managed by the individual, which is a substantially lower amount. No RIC or account has an advisory fee that is based on the performance of the RIC or account.
[4]	Represents funds advised or sub-advised by Capital Research and Management Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
[5]	Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio managers and their families are not reflected.

Keep this supplement with your statement of additional information.

Lit No. MFGEBS-137-0615O CGD/10149-S50938